THE ADVISORS' INNER CIRCLE FUND II

                                CLEAR RIVER FUND

                         SUPPLEMENT DATED MAY 26, 2015
                                     TO THE
   INVESTOR SHARES PROSPECTUS, DATED NOVEMBER 28, 2014 (THE "PROSPECTUS") AND
    STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 28, 2014 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
 THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
                                    AND SAI.

The Board of Trustees of The Advisors' Inner Circle Fund II, at the recommendation of Abbot Downing Investment Advisors ("Abbot Downing"), the investment adviser of the Clear River Fund (the "Fund"), has determined that it is in the best interest of the Fund and its shareholders to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of the Fund. Effective immediately, the Fund will be closed to new investments. The Fund is expected to cease operations and liquidate on or about June 30, 2015 (the "Liquidation Date"). Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the "How to Sell Your Fund Shares" section of the Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, Abbot Downing may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect the costs of liquidating the Fund.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 LHI-SK-008-0100